FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                 CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                          Date of Report: May 14, 1998




                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)




               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5.  Other Events
As previously reported, on April 29, 1998, the Company and other parties to the Company's restructuring proceeding filed a Joint Petition for Settlement (Joint Petition) with the Pennsylvania Public Utility Commission (PUC). The proceeding, which began April 1, 1997 with the Company's filing of its comprehensive restructuring plan, is pursuant to the Electricity Generation Competition and Customer Choice Act (Competition Act).

On May 14, 1998, the PUC unanimously approved the Joint Petition and issued its final order.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             PECO ENERGY COMPANY


                                                           \S\ J. Barry Mitchell
                                                         -----------------------
                                                         Vice President, Finance
                                                                   and Treasurer

May 15, 1998